Exhibit 99.5

Term sheet As of 8/31/2022 unless otherwise noted

FSCO | FS Credit Opportunities Fund

A dynamic credit strategy investing across public and private markets

Public markets

Event-driven investing in opportunities with catalysts for price appreciation (M&A, refinancing, debt maturities, earnings growth)

Performing credit

•	High quality credits in out-of-favor sectors
•	Opportunities created by dislocations
•	Complex situations in primary markets
•	Misunderstood or off-the-run credit

Special situations: Idiosyncratic stressed and distressed borrowers

Structured credit/CLOs

Private markets

Unconventional borrowers outside the focus of banks, traditional business development companies and conventional lenders

Transitional capital

Rescue financing/distressed/stressed

Lending to dislocated sectors

Sponsored and non-sponsored transactions

Portfolio snapshot1

$2.1B	8.25%+	64%	81%	1.25 years
Total AUM	Expected NAV-based distribution yield at listing[2]	Floating rate assets[3]	Senior secured debt[4]	Duration

Performance[5] (as of 8/31/2022)	YTD	1YR	3YR	Since 1/1/2018	Sharpe ratio since 1/1/2018[6]
FSCO (NAV)	-5.72%	-3.62%	4.35%	5.51%	0.42
Credit Suisse Leveraged Loan Index	-1.17%	0.18%	3.01%	3.45%	0.32
ICE BofAML U.S. High Yield Index	-11.04%	-10.43%	0.80%	2.32%	0.13
HFRX Event-Driven Index	-5.12%	0.00%	3.43%	0.30%	-0.16

Past performance is not indicative of future results. FSCO’s returns are net of fees and expenses. All figures may be rounded. Returns shown are historical and based on past performance. The benchmarks are shown for illustrative purposes only. An investment cannot be made directly in an index.

1	Based on fair value as of June 30, 2022.

2	Based on FSCO’s net asset value as of August 31, 2022. The actual dividend yield at listing may be higher or lower based on the then current NAV. The payment of future distributions on FSCO’s common shares is subject to the discretion of FSCO’s board of directors and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

3	Includes floating rate assets on a look-through basis within the FSCO’s Asset Based Finance investments.

4	Senior secured debt includes first lien loans, second lien loans and senior secured bonds.

5	Returns for periods greater than one year are annualized. Returns assume distributions are invested pursuant to the Fund’s dividend reinvestment plan. FS Investments’ Liquid Credit & Special Situations Group took over all portfolio management responsibilities for FSCO in January 2018. Visit www.fsinvestments.com/investments for further performance information.

6	Sharpe ratio is a measure that indicates the average return minus the risk-free return divided by the standard deviation of return of an investment.

An investment in the Fund involves risk, including loss of principal. Investment return and the value of shares will fluctuate. Shares may be worth more or less than original purchase price. Current performance may be lower or higher than the performance shown. Returns are calculated by determining the percentage change in NAV or market price (as applicable) in the specific period. The calculation assumes that all dividends and distributions, if any, have been reinvested. NAV and market price returns do not reflect broker sales charges, commissions or dealer manager fees, as applicable, in connection with the purchase or sales of Fund shares and includes the effect of any expense reductions. Returns for a period of less than one year are not annualized. Returns for a period of more than one year represents the average annual return. Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the fund, market conditions, supply and demand for the fund’s shares or changes in fund dividends and distributions.

On December 14, 2020, FS Global Credit Opportunities Fund–A (FSGCO–A), FS Global Credit Opportunities Fund–ADV (FSGCO–ADV), FS Global Credit Opportunities Fund–D (FSGCO–D), FS Global Credit Opportunities Fund–T (FSGCO–T), and FS Global Credit Opportunities Fund–T2 (FSGCO– T2) (the Funds) merged into FS Global Credit Opportunities Fund (FSGCO). On March 23, 2022, the Fund was renamed FS Credit Opportunities Corp. (FSCO). Performance for shareholders who initially invested in the Funds would differ based on fees. Shareholder Returns do not include selling commissions and dealer manager fees, which could have totaled up to 8% of FSGCO–A’s public offering price, up to 2% of FSGCO–D’s public offering price, up to 4% of FSGCO–T’s public offering price, and up to 4% of FSGCO–T2’s public offering price. Had such selling commissions and dealer manager fees been included, performance would be lower. Market conditions may cause the actual values to be more or less than the values shown.

Investment Management team

•	FS Liquid Credit & Special Situations team, led by Andrew Beckman and Nick Heilbut, assumed full management of FSCO in January 2018

•	Ten investment professionals with 16 years average experience investing through five credit cycles

•	Benefits from the resources, relationships and infrastructure of FS Investments, a $35 billion alternative asset manager

•	$1.8 billion transaction volume over last 12-months with $1.1 billion in originated and primary purchases and $730 million in secondary purchases

10
Investment professionals

16
Average years experience

300+
Investments made since 2018

Portfolio highlights7

Asset type	Industry

Key facts

Adviser	FS Global Advisor, LLC	Portfolio companies	85
Inception date	December 12, 2013	Distribution frequency[9]	Monthly
Net asset value[8]	$6.86	Tax reporting	Form 1099-DIV
Total assets under management	$2.1 billion	Structure	Closed-end fund

7	Based on fair value as of June 30, 2022.

8	FSCO’s net asset value (NAV) per common share as of the date indicated is the NAV determined by FSCO for purposes of complying with the requirements of Section 23(b) of the Investment Company Act of 1940, as amended, and has not been approved by FSCO’s board of directors. FSCO’s NAV per common share may increase or decrease in the future and any such change may be material.

9	The payment of future distributions on Shares is subject to the discretion of FSCO’s board of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

FSCO highlights

Scaled portfolio	●	$2.1 billion in total assets, ranking as of one the largest credit-focused closed-end funds in the market[10]
Differentiated strategy	●	Flexibility to invest across private and public credit markets through changing economic cycles and market conditions
	●	Defensively oriented: 81% senior secured debt, 53% first lien debt, low duration and 64% floating rate assets
Competitive distribution	●	8.25%+ expected annualized distribution yield at listing based on the Fund’s NAV as of August 31, 2022[11]
	●	Net investment income has averaged 119% of monthly distributions since January 1, 2018
Track record	●	5.51% annualized returns since January 2018, outperforming high yield bonds by 320 bps and loans by 207 bps per year[12]
Closed-end fund structure	●	Ability to hold higher allocation of less liquid and private assets compared to daily liquid funds not forced to meet redemptions

Past performance is not a guarantee or a reliable indicator of future results.

Direct listing considerations

Phased approach to listing: Pre-listing shareholders will be able to trade their shares based on a phased approach to liquidity, which is intended to help ease the anticipated down pressure on FSCO’s share price in the period shortly following the listing.

●	At listing: 1/3 of shares held by all shareholders available for trading

●	90 days post listing: An additional 1/3 of shares held by all shareholders available for trading

●	180 days post-listing: The final 1/3 of shares held by all shareholders available for listing

Share repurchase plan: We expect FS Investments or its affiliates to implement an open-market share repurchase program. Further details on the program will be provided prior to the listing.

Potential for supply/demand imbalance: When reviewing prior direct listings, there has been a tendency for shareholders to sell their shares in the period immediately following the listing, resulting in downward pressure on stock prices (see the chart below).

Historical direct listings in perspective

Price-to-book value (indexed)	Daily trading volume as % of shares outstanding

Source: Factset, Bloomberg, company filings. Analysis represents average performance of RiverNorth Specialty Finance Corporation (RSF), Vertical Capital Income Fund (VCIF), Corporate Capital Trust (CCT), FS KKR Capital Corp. II (FSKR) and FS KKR Capital Corp. (FSK).

For illustrative purposes only. Historical performance is not a guarantee or a reliable indicator of future results. Public listings are subject to current market and economic conditions which can impact performance.

10	Based on fair value.

11	Based on FSCO’s net asset value as of August 31, 2022. The actual dividend yield at listing may be higher or lower based on the then current NAV. The payment of future distributions on FSCO’s common shares is subject to the discretion of FSCO’s board of directors and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

12	As of August 31, 2022. High yield bonds are represented by the ICE Bank of America Merrill Lynch U.S. High Yield Bond Index. Loans are represented by the Credit Suisse Leveraged Loan Index.

Following the Listing, certain directors and officers of the Company and its affiliates expect to make commitments to an investment fund that is currently intended to be established to invest from time to time in shares of the Company. The investment fund would be managed by a third party and the Company-related investors would not exercise investment or voting control over the investment fund. The Company does not expect to implement the previously disclosed open-market share repurchase program under Rule 10b5-1 under the Securities Exchange Act of 1934.The information in this Item 7.01 is deemed to have been furnished to, and shall not be deemed to be “filed” with, the U.S. Securities and Exchange Commission.

Cautionary Statement Concerning Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Company. Words such as “intends,” “will,” “expects,” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geo- political risks, risks associated with possible disruption to the Company’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Company’s operating area, unexpected costs, the ability of the Company to complete the listing, the price at which the Company’s shares of common stock may trade on the New York Stock Exchange and such other factors that are disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). There can be no assurances that the investment fund will be established, and if it is, the amount or timing of any purchases of Company shares. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

RISK FACTORS

FS Credit Opportunities Corp. (FSCO or the Company) is a non-diversified, closed-end management investment company that carries out the investment strategies generally described herein. An investment in FSCO involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in the Shares involves; however, investors should carefully consider all of the risks discussed in FSCO’s reports filed with the SEC before deciding to invest in the Shares.

•	An investment in common shares of beneficial interest of the Company (the Shares) is not suitable for an investor if they need access to the money they invest.

•	Shareholders of FSCO (Shareholders) should consider that they may not have access to the money they invest for an indefinite period of time.

•	Unlike an investor in most closed-end funds, the Shareholders should not expect to be able to sell their Shares regardless of how FSCO performs.

•	If a Shareholder is able to sell their Shares, the Shareholder will likely receive less than their purchase price and the then-current net asset value, or NAV, per Share.

•	Unlike most closed-end funds, the Shares are not listed on any securities exchange and FSCO intends to evaluate completing a liquidity event within seven years following the date on which it commenced investment operations.

•	To provide Shareholders with limited liquidity, FSCO intends to conduct quarterly repurchases of Shares. Although FSCO has implemented a share repurchase program, it may be discontinued at any time and only a limited number of Shares are eligible for repurchase.

•	FSCO’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to FSCO for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.

•	FSCO’s previous distributions to Shareholders were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, and additional support payments that may be subject to repayment to FSCO’s affiliate, Franklin Square Holdings, L.P. (FS Investments), and FSCO’s future distributions may be funded from such waivers, reimbursements or payments. Significant portions of these distributions were not based on FSCO’s investment performance and such waivers, reimbursements and payments by FS Investments may not continue in the future. If FS Investments had not agreed to reimburse certain of FSCO’s expenses, including through the waiver of certain advisory fees payable by FSCO, and provide additional support payments, significant portions of FSCO’s distributions would have come from offering proceeds or borrowings. The repayment of any amounts owed to FS Investments will reduce the future distributions to which the Shareholders would otherwise be entitled.

•	Even if FSCO does eventually list its Shares, shares of closed-end funds frequently trade at a discount to NAV and this creates a risk of loss for investors who purchased Shares at the offering price. This risk is separate and distinct from the risk that FSCO’s NAV will decrease.

•	FSCO’s investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk, require a high level of analytical sophistication for successful investment and require active monitoring.

•	FSCO’s investments in various types of debt securities and instruments may be secured, unsecured, rated or unrated, are subject to non-payment risk, and may be speculative in nature.

•	Below investment grade instruments (commonly referred to as “high yield” securities or “junk bonds”) may be particularly susceptible to economic downturns, which could cause losses.

•	FSCO may invest in illiquid and restricted securities that may be difficult to dispose of at a fair price.

•	FSCO’s use of leverage could result in special risks for FSCO Shareholders and can magnify the effect of any losses.

•	Investments in certain securities or other instruments of non-U.S. issuers or borrowers may involve factors not typically associated with investing in the United States or other developed countries.

•	Securities or other instruments of non-U.S. securities may be traded in underdeveloped, inefficient and less liquid markets and may experience greater price volatility, illiquidity and changes in value.

•	FS Global Advisor, LLC and certain of its affiliates may experience conflicts of interest in connection with the management of FSCO.

•	FSCO seeks to achieve its investment objectives by focusing on a limited number of opportunities across the investment universe.

•	The global outbreak of COVID-19 (commonly known as the coronavirus) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities FSCO holds, and may adversely affect FSCO’s investments and operations. Such impacts may adversely affect the performance of FSCO’s investments and FSCO.

•	We expect that the current market conditions may have a lasting and, in some instances, permanent impact on some of our portfolio companies as they struggle to meet covenant obligations and face insolvency in future periods. Poor performance or insolvency of our portfolio companies could have a material adverse impact on our financial condition and results of operations.

FS Investment Solutions, LLC 201 Rouse Boulevard, Philadelphia, PA 19112 www.fsinvestmentsolutions.com 877-628-8575 Member FINRA/SIPC	TS-CO
© 2022 FS Investments www.fsinvestments.com	SE22